                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 15, 2001



                                   AETNA INC.
             (Exact Name of Registrant as Specified in its Charter)

         Pennsylvania                     1-16095                  23-2229683
(State or Other Jurisdiction       (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                         Identification No.)

151 Farmington Avenue
Hartford, Connecticut                                                 06156
(Address of Principal Executive Offices)                            (Zip Code)

                                 (860) 273-0123
              (Registrant's telephone number, including area code)




                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

On March 15, 2001, the Company announced that Chairman William H. Donaldson will step down as chairman on April 1, 2001. President and CEO John W. Rowe, M.D., will assume the additional role of chairman. Donaldson will remain a member of the Aetna Board of Directors.


The Company also announced the appointment of Ronald A. Williams, 51, as Executive Vice President and Chief of Health Operations, reporting to Dr. Rowe. Williams has been group president of the Large Group Division of WellPoint Health Networks and president of WellPoint's Blue Cross of California subsidiary.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     AETNA INC.


Date:  March 15, 2001                                By:    /s/ Alan M. Bennett
                                                            --------------------
                                                     Name:  Alan M. Bennett
                                                     Title: Vice President and
                                                            Corporate Controller